UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: August 26, 2009

(Date of earliest event reported)

DEERE & COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	1-4121	36-2382580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One John Deere Place

Moline, Illinois 61265

(Address of principal executive offices and zip code)

(309) 765-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Change in Control Program

On August 26, 2009, the Compensation Committee of the Board of Directors (the “Committee”) of Deere & Company (the “Company”) adopted a Change in Control Severance Program (the “Program”) to replace the change in control agreements currently in place (“Agreements”) for the named executive officers and certain other executives of the Company.  The Program introduces changes to the terms of the Agreements as summarized below.  The adoption of the Program and corresponding changes to existing terms result from the Committee’s routine review of the Company’s executive compensation program and were approved after consultation and review with the Company’s independent compensation consultant.

The Committee believes that the Program, like the Agreements it replaces, will serve the following purposes:

•                  Encourage executives to act in the best interests of stockholders in evaluating a transaction that, without a change in control arrangement, could be personally detrimental;

•                  Keep executives focused on running the business in the face of real or rumored transactions;

•                  Protect the value of the Company by retaining key talent in the face of corporate changes;

•                  Protect the value of the Company after a change in control by including restrictive covenants (such as non-compete provisions) and a general release of the Company; and

•                  Aid in the attraction and retention of these executives as a competitive practice.

Consistent with the Agreements, the Program retains the Company’s “double trigger” approach, under which participants will receive severance benefits only if both a change in control and qualifying termination occur.   A “qualifying termination” is either:

•                  The Company’s termination of the executive within the six months preceding or within 24 months following a change in control for reasons other than termination for death, disability or “cause” (defined as the executive’s willful and continued nonperformance of duties after written demand;  willful conduct that is demonstrably and material injurious to the Company; or illegal activity); or

•                  The executive’s termination of his or her own employment for “good reason” (defined as material reductions or alterations in the executive’s authorities, duties or responsibilities; change in office location of at least 50 miles from current residence; material reductions in the executive’s participation in certain Company compensation plans; or certain other breaches of the covenants in the Program) within 24 months following a change in control.

The Program will continue to use the same definition of “change in control” currently applicable under the Agreements and that includes the following “change in control” events:

•                  any “person,” as defined in the Securities Exchange Act (with certain exceptions), acquires 30 percent or more of the Company’s voting securities;

•                  a majority of the Company’s directors are replaced without the approval of at least two-thirds of the existing directors or directors previously approved by the then existing directors;

•                  any merger or business combination of the Company and another company, unless the outstanding voting securities of the Company prior to the transaction continue to represent at least 60% of the voting securities of the new company; or

•                  the Company is completely liquidated, or all, or substantially all, of the Company’s assets are sold or disposed of.

Consistent with the Agreements, the Program will apply to two classes of executives:  Tier 1, which includes the Company’s named executive officers, and Tier 2.   Severance benefits payable under the Program (which were also payable under the Agreements) include:

•                  Base salary plus target bonus multiplied by (i) 3 for Tier 1 executives and (ii) 1.5 for Tier 2 executives;

•                  Pro-rata bonus for year of termination;

•                  Continuation of welfare benefits (including health, life and disability insurance) for (i) 3 years for Tier 1 executives and (ii) 18 months for Tier 2 executives; and

•                  Amount equal to employer contributions to the Company’s defined contribution plans in the year immediately preceding termination.

The changes between the Program terms and the terms of the Agreements include:

•                  Elimination of additional service credit under the Company’s supplemental retirement benefit program;

•                  Calculation of severance based on the executive’s target bonus for the year of termination, rather than on the greater of target or average of the three prior years’ bonuses;

•                  Elimination of a gross-up for federal “golden parachute” excise tax;

•                  Introduction of a requirement that the executive sign a restrictive covenant and release agreement as a condition to receiving severance benefits under the Program.  The covenants are substantially similar to those provided in the current Agreements.  The release in favor of the Company is a new requirement and was not contemplated by the Agreements; and

•                  Clarification that a termination of employment in connection with or following a sale, spin-off or divestiture of a subsidiary, division or business unit of the Company will not create benefit eligibility under the Program unless such transaction occurs in connection with a change in control of the Company and the termination of employment otherwise meets the conditions of a “qualifying termination”.

Upon implementation of the Program, executives who are identified as Program participants will no longer sign individual Agreements and will instead be subject to the Program terms.  All of the Tier 1 executives have voluntarily relinquished their current Agreements in exchange for their participation in the Program.  For Tier 2 executives, the Company will provide notice of termination of existing Agreements according to their terms and transition executives to participation in the Program.  No executive will receive coverage under the Program until that executive’s applicable Agreement has been terminated.

The foregoing is qualified in its entirety by reference to the form of the Change in Control Severance Program document filed as an exhibit hereto.

Item 9.01                Financial Statements and Exhibits.

(d)      Exhibits

(10)              Change in Control Severance Program of Deere & Company

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEERE & COMPANY

	By:	/s/ Gregory R. Noe
Gregory R. Noe
Secretary

Dated: September 1, 2009

Exhibit Index

Number and Description of Exhibit

(10)	Change in Control Severance Program of Deere & Company